                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 28, 2005
                                                --------------------------------

       Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant")
 (as depositor for the Bear Stearns Commercial Mortgage Securities Trust
        2005-TOP20 under the Pooling and Servicing Agreement, dated as of
 October 1, 2005 relating to the Bear Stearns Commercial Mortgage Securities
         Trust 2005-TOP20 Commercial Mortgage Pass-Through Certificates,
                               Series 2005-TOP20)
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             (Exact name of registrant as specified in its charter)

Delaware                                               333-120522-05                          13-3411414
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(State or other jurisdiction                     (Commission File Number)                  (I.R.S. Employer
of incorporation)                                                                         Identification No.)

383 Madison Avenue                                                                               10179
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(Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code   (212) 272-2000
                                                  -----------------------------------------

                                 Not applicable
                  -------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

                  Attached as Exhibit 4 is the Pooling and Servicing Agreement
(as defined below) for Bear Stearns Commercial Mortgage Securities Trust
2005-TOP20, Commercial Mortgage Pass-Through Certificates, Series 2005-TOP20. On
October 28, 2005, Bear Stearns Commercial Mortgage Securities Inc. (the
"Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), by and
among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, ARCAP Servicing Inc., as special servicer, LaSalle Bank,
National Association, as trustee, Wells Fargo Bank, National Association, as paying agent and certificate registrar, and ABN AMRO Bank, N.V., as Fiscal
Agent, of Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20,
Commercial Mortgage Pass-Through Certificates, Series 2005-TOP20. (the
"Certificates"), issued in twenty-seven classes. The Class A-1, Class A-2, Class
A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class D
and Class E Certificates, with an aggregate scheduled principal balance as of
October 28, 2005 of $1,948,599,000 were sold to Bear, Stearns & Co. Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of October 20, 2005, by and among the
Company and the Underwriters.

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                      -2-

ITEM 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.           Description
                  -----------           -----------
                  (4)                   Pooling and Servicing Agreement, dated
                                        as of October 1, 2005, among Bear
                                        Stearns Commercial Mortgage Securities
                                        Inc., Wells Fargo Bank, National
                                        Association, ARCAP Servicing Inc.,
                                        LaSalle Bank, National Association, and
                                        ABN AMRO Bank, N.V.

                                      -3-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

November 14, 2005
                                By:        /s/ Joseph T. Jurkowski, Jr.
                                    --------------------------------------------
                                    Name:  Joseph T. Jurkowski, Jr.
                                    Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                                        Paper (P) or
Exhibit No.                Description                                                  Electronic (E)
-----------                -----------                                                  --------------

4                                     Pooling and Servicing Agreement, dated as                   (E)
                                      of October 1, 2005, among Bear Stearns
                                      Commercial Mortgage Securities Inc., Wells
                                      Fargo Bank, National Association, ARCAP
                                      Servicing  Inc., LaSalle Bank, National
                                      Association, and ABN AMRO Bank, N.V.